SCHEDULE I

To the DISTRIBUTION AGREEMENT dated August 28, 2007, by and among Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Financial Services, LLC

Allianz Variable Insurance Products Trust



AZL AIM International Equity Fund
AZL BlackRock Capital Appreciation Fund
AZL BlackRock Growth Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Columbia Technology Fund
AZL Davis NY Venture Fund
AZL Dreyfus Founders Equity Growth Fund
AZL First Trust Target Double Play Fund
AZL Franklin Small Cap Value Fund
AZL Jennison 20/20 Focus Fund
AZL JPMorgan U.S. Equity Fund
AZL JPMorgan Large Cap Equity Fund
AZL Money Market Fund
AZL NACM International Fund
AZL OCC Opportunity Fund
AZL Oppenheimer Global Fund
AZL Oppenheimer International Growth Fund
AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
AZL Schroder International Small Cap Fund
AZL Small Cap Stock Index Fund
AZL TargetPLUS Balanced Fund
AZL TargetPLUS Equity Fund
AZL TargetPLUS Moderate Fund
AZL TargetPLUS Growth Fund
AZL Turner Quantitative Small Cap Growth Fund
AZL Van Kampen Comstock Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Franchise Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen Mid Cap Growth Fund


Allianz Variable Insurance Products Fund of Funds Trust
AZL Fusion Balanced Fund
AZL Fusion Moderate Fund
AZL Fusion Growth Fund


                     Acknowledged:

                     ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                     By:   /s/ Brian Muench
                     Name:    Brian Muench
                     Title:   Vice President

                     ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

                     By:   /s/ Brian Muench
                     Name:    Brian Muench
                     Title:   Vice President

                     ALLIANZ LIFE FINANCIAL SERVICES, LLC

                     By:   /s/ Robert DeChellis
                     Name:    Robert DeChellis
                     Title:   President

                                                          Updated 1/26/09